Exhibit 99.1

Occidental Announces Termination of Exchange Offer and Consent
Solicitation for CrownRock Notes

HOUSTON — August 2, 2024 — Occidental (NYSE: OXY) today announced that it has elected to terminate its previously announced offer to exchange (the “Exchange Offer”) any and all outstanding 5.000% Senior Notes due 2029 (the “CrownRock Notes”) issued by CrownRock, L.P. (“CrownRock”) and CrownRock Finance, Inc. (“CrownRock Finance” and, together with CrownRock, the “CrownRock Notes Issuers”) for up to $376,084,000 aggregate principal amount of new 5.000% Senior Notes due 2029 to be issued by Occidental and cash. Occidental has also elected to terminate the related solicitation of consents (the “Consent Solicitation” and, together with the Exchange Offer, the “Exchange Offer and Consent Solicitation”) on behalf of the CrownRock Notes Issuers to adopt certain proposed amendments to the indenture (the “CrownRock Indenture”) governing the CrownRock Notes.

As a result of the Exchange Offer being terminated, the total consideration will not be paid or become payable to holders of the CrownRock Notes who have validly tendered and not validly withdrawn their CrownRock Notes for exchange in the Exchange Offer, and the CrownRock Notes validly tendered and not validly withdrawn for exchange pursuant to the Exchange Offer will be promptly returned to the tendering holders. As a result of the Consent Solicitation being terminated, the proposed amendments to the CrownRock Indenture will not become effective.

Global Bondholder Services Corporation served as exchange agent and information agent for the now terminated Exchange Offer and Consent Solicitation. You should direct questions and requests for assistance to Global Bondholder Services Corporation at (855) 654-2015 (toll-free) or (212) 430-3774 (banks and brokers), or by email at contact@gbsc-usa.com.

This press release is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to purchase the CrownRock Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

About Occidental

Occidental is an international energy company with assets primarily in the United States, the Middle East and North Africa. We are one of the largest oil and gas producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “commit,” “advance,” “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of Occidental’s proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental’s ability to timely obtain or maintain permits or other government approvals, including those necessary for drilling and/or development projects; Occidental’s ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or divestitures; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, natural gas liquids and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; government actions, war (including the Russia-Ukraine war and conflicts in the Middle East) and political conditions and events; health, safety and environmental (“HSE”) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, and deep-water and onshore drilling and permitting regulations; Occidental’s ability to recognize intended benefits from its business strategies and initiatives, such as Occidental’s low-carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the scope and duration of global or regional health pandemics or epidemics, and actions taken by government authorities and other third parties in connection therewith; the creditworthiness and performance of Occidental’s counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates; and actions by third parties that are beyond Occidental’s control.

Additional information concerning these and other factors that may cause Occidental’s results of operations and financial position to differ from expectations can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s 2023 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	R. Jordan Tanner
713-497-2017	713-552-8811
eric_moses@oxy.com	investors@oxy.com